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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (No. 333-83620) of our report dated February 3, 2003 relating to the financial statements of MFA Mortgge Investments, Inc., which appears in MFA Mortgage Investments, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York
July 10, 2003